SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On February 8, 2023, the company announced a definitive merger agreement to acquire Argo Group International Holdings, Ltd. ("Argo") in an all-cash transaction for approximately $1.1 billion. The merger is expected to close in the second half of 2023, subject to approval by Argo shareholders and other closing conditions.
Since December 31, 2022, the company has issued 1,165,000 of class A shares from treasury to third-parties in exchange for 1,165,000 Brookfield shares. The shares were distributed to Brookfield as a dividend on its Class C shares, valued at $38 million. During this time, Brookfield also converted its holdings of 309,307 Brookfield Reinsurance class A exchangeable shares valued at $10 million into 380,268 class C shares.